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                                                                    Exhibit 99.2

TO:  FIRST CHICAGO TRUST COMPANY OF NEW YORK        INSTRUCTION FOR BENEFICIAL
     DIVIDEND REINVESTMENT PLANS                     OWNER PLAN PARTICIPATION
     30 W. BROADWAY
     NEW YORK, N.Y. 10007-2192                      Date_______________________

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INSTRUCTIONS FROM__________________________________TELEPHONE No._______________

___________________________________________________REFERENCE __________________
                     ADDRESS

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       NAME OF ISSUER COMPANY            INSTRUCTIONS FOR DIVIDEND PAYABLE DATE
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     CORESTATES FINANCIAL CORP


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BENEFICIAL OWNER IDENTIFICATION    SHARE PARTICIPATION    OPTIONAL CASH PAYMENT
 (May be Alpha or Numeric)
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